SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 26, 2004

TS&B HOLDINGS INC.

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Exact Name of Registrant Specified in Charter

Florida	333-74970	30-0123229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7380 Sand Lake Rd. Suite 500. Orlando, Florida             32819

(Address of Principal Executive Offices)                          (Zip Code)

(407)-649-8325

Registrant's telephone number, including area code:

(Former Name or Former Address, if Changed Since Last Report)

TS&B HOLDINGS INC.

Item 5.  OTHER EVENTS

TS&B Holdings, Inc. postpones Annual Meeting & Shareholder Proxy.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Charles Giannetto
Charles Giannetto
Corporate Secretary
July 28, 2004

EXHIBIT INDEX

EXHIBIT                   DESCRIPTION

A                  Company Press Release announcing postponed Shareholder Meeting & Proxy.